UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2019

Darkstar Ventures, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-54649	26-0299456
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

7 Eliezri St.,

Jerusalem

Israel

(Address of principal executive offices and Zip Code)

+972-73-259-2084

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DAVC	OTC Pink

Item 4.01	Changes in Registrant’s Certifying Accountant.

Replacement of Independent Registered Public Accountant

On August 25, 2019, the Board of Directors (the “Board”) of Darkstar Ventures, Inc. (the “Company”) resolved to replace Dov Weinstein & Co., CPA (“Dov Weinstein”) as the Company’s independent registered public accounting firm with the accounting firm of Halperin CPA, Financial Consulting & Management (“Halperin”).

The Securities and Exchange Commission (the “SEC”) recently determined that Dov Weinstein engaged in improper professional conduct pursuant to Section 4C(a)(2) of the Exchange Act and Rule 102(e)(1)(ii) of the Commission’s Rules of Practice, and denied Dov Weinstein the privilege of appearing or practicing before the SEC as an accountant.

Dov Weinstein’s audit reports of the Company’s financial statements for the years ended July 31, 2018 and 2017 contained no adverse opinion or disclaimer of opinion, other than language expressing substantial doubt as to the Company’s ability to continue as a going concern, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

As such, in connection with the audit of these financial statements by Dov Weinstein, there were no disagreements between the Company and Dov Weinstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Dov Weinstein’s satisfaction, would have caused Dov Weinstein to make reference to the subject matter of the disagreement in connection with its reports on the financial statements.

None of the reportable events described in Item 304(a)(1)(iv) of Regulation S-K, as relied upon during the period of the audit reports, occurred during the fiscal years ended July 31, 2018 and 2017.  During the two most recent fiscal years and any subsequent period preceding dismissal, there were no disagreements with Dov Weinstein, as described in Item 304(a)(1)(ii) of Regulation S-K.

The Company has provided Dov Weinstein with a copy of this report and has requested that Dov Weinstein furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the content of this report. As of the time of this filing, Dov Weinstein has not provided the Company with such letter. Upon receipt of the letter from Dov Weinstein, the Company will file the letter with the SEC by amendment to this report.

Engagement of Independent Registered Public Accountant

On August 25, 2019, the Board resolved to engage the accounting firm of Halperin as the Company’s new independent registered public accounting firm.

During the most recent fiscal years ended July 31, 2019 and July 31, 2018, prior to the engagement of Halperin, the Company did not consult with Halperin with regard to (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; and further, Halperin has not provided written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARKSTAR VENTURES, iNC.

By	/s/ Avraham Bengio
	Name:	Avraham Bengio
	Title:	Chief Executive Officer

Date: August 26, 2019

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